FOR IMMEDIATE RELEASE:
NVIDIA Announces Financial Results for Second Quarter Fiscal 2022
•Record revenue of $6.51 billion, up 68 percent from a year earlier
•Record Gaming revenue of $3.06 billion, up 85 percent from a year earlier
•Record Data Center revenue of $2.37 billion, up 35 percent from a year earlier
SANTA CLARA, Calif.-Aug. 18, 2021- NVIDIA (NASDAQ: NVDA) today reported record revenue for the second quarter ended August 1, 2021, of $6.51 billion, up 68 percent from a year earlier and up 15 percent from the previous quarter, with record revenue from the company’s Gaming, Data Center and Professional Visualization platforms.
GAAP earnings per diluted share for the quarter were $0.94, up 276 percent from a year ago and up 24 percent from the previous quarter. Non-GAAP earnings per diluted share were $1.04, up 89 percent from a year ago and up 14 percent from the previous quarter.
“NVIDIA’s pioneering work in accelerated computing continues to advance graphics, scientific computing and AI,” said Jensen Huang, founder and CEO of NVIDIA.
“Enabled by the NVIDIA platform, developers are creating the most impactful technologies of our time – from natural language understanding and recommender systems, to autonomous vehicles and logistic centers, to digital biology and climate science, to metaverse worlds that obey the laws of physics.
“This quarter, we launched NVIDIA Base Command and Fleet Command to develop, deploy, scale and orchestrate the AI workloads that run on the NVIDIA AI Enterprise software suite. With our new enterprise software, wide range of NVIDIA-powered systems and global network of system and integration partners, we can accelerate the world’s largest industries racing to benefit from the transformative power of AI.
“We are thrilled to have launched NVIDIA Omniverse, a simulation platform nearly five years in the making that runs physically realistic virtual worlds and connects to other digital platforms. We imagine engineers, designers and even autonomous machines connecting to Omniverse to create digital twins and industrial metaverses,” he said.
NVIDIA paid quarterly cash dividends of $100 million in the second quarter. It will pay its next quarterly cash dividend of $0.04 per share on September 23, 2021, to all shareholders of record on September 1, 2021.
On July 19, 2021, the company completed a four-for-one split of its common stock in the form of a stock dividend to shareholders of record as of June 21, 2021. All share and per share amounts presented have been retroactively adjusted to reflect the stock split.
Q2 Fiscal 2022 Summary

GAAP
($ in millions, except earnings per share)	Q2 FY22	Q1 FY22	Q2 FY21	Q/Q	Y/Y
Revenue	$6,507	$5,661	$3,866	Up 15%	Up 68%
Gross margin	64.8%	64.1%	58.8%	Up 70 bps	Up 600 bps
Operating expenses	$1,771	$1,673	$1,624	Up 6%	Up 9%
Operating income	$2,444	$1,956	$651	Up 25%	Up 275%
Net income	$2,374	$1,912	$622	Up 24%	Up 282%
Diluted earnings per share	$0.94	$0.76	$0.25	Up 24%	Up 276%

Non-GAAP
($ in millions, except earnings per share)	Q2 FY22	Q1 FY22	Q2 FY21	Q/Q	Y/Y
Revenue	$6,507	$5,661	$3,866	Up 15%	Up 68%
Gross margin	66.7%	66.2%	66.0%	Up 50 bps	Up 70 bps
Operating expenses	$1,266	$1,189	$1,035	Up 6%	Up 22%
Operating income	$3,071	$2,557	$1,516	Up 20%	Up 103%
Net income	$2,623	$2,313	$1,366	Up 13%	Up 92%
Diluted earnings per share	$1.04	$0.91	$0.55	Up 14%	Up 89%
NVIDIA’s outlook for the third quarter of fiscal 2022 is as follows:
•Revenue is expected to be $6.80 billion, plus or minus 2 percent.
•GAAP and non-GAAP gross margins are expected to be 65.2 percent and 67.0 percent, respectively, plus or minus 50 basis points.
•GAAP and non-GAAP operating expenses are expected to be approximately $1.96 billion and $1.37 billion, respectively.
•GAAP and non-GAAP other income and expense are both expected to be an expense of approximately $60 million, excluding gains and losses on equity securities.
•GAAP and non-GAAP tax rates are both expected to be 11 percent, plus or minus 1 percent, excluding any discrete items such as excess tax benefits or deficiencies related to stock-based compensation.
Highlights
NVIDIA achieved progress since its previous earnings announcement in these areas:
Gaming
•Second-quarter revenue was a record $3.06 billion, up 85 percent from a year earlier and up 11 percent from the previous quarter.
•Introduced GeForce RTX® 3080 Ti and GeForce RTX 3070 Ti, delivering up to 50 percent more performance over the previous generation.
•Announced that NVIDIA RTX™ is featured in 130+ games and applications, including Red Dead Redemption 2, F1 2021 and Minecraft RTX, in China, as well as Adobe Photoshop and Premiere Pro.
•Announced that NVIDIA Reflex, which reduces gaming latency, is supported in 20 games, including top e-sports titles.
•Announced that GeForce RTX technologies are available for Arm platforms, with demos of Wolfenstein: Youngblood and The Bistro.
•Announced that GeForce NOW™ gives members access to more than 1,000 PC games, more than any other cloud-gaming service.
Data Center
•Second-quarter revenue was a record $2.37 billion, up 35 percent from a year earlier and up 16 percent from the previous quarter.

•Unveiled NVIDIA Base Command™ and Fleet Command™ – software platforms optimized for NVIDIA-powered systems running NVIDIA AI software – to develop, deploy, and manage AI applications across the enterprise and the industrial edge.
•Announced NVIDIA AI LaunchPad, a program delivered by hybrid-cloud providers giving enterprises instant AI infrastructure, with Equinix as the first partner.
•Launched TensorRT™ 8, the latest generation of NVIDIA’s AI inference software, delivering record-setting speed for natural language processing and other AI applications.
•Announced NVIDIA® technology supports 342 supercomputers on the latest TOP500 list, including 70 percent of all new systems and 8 of the top 10, and powers 35 of the top 40 greenest systems.
•Announced NVIDIA is powering major new supercomputers, including: Perlmutter, the world’s fastest AI supercomputer, at the U.S. National Energy Research Scientific Computing Center; Cambridge-1, the U.K.’s most powerful supercomputer; Tesla’s new training system; and Petrobras’ Dragão supercomputer, Latin America’s fastest.
•Extended the Arm ecosystem with the NVIDIA Arm HPC Developer Kit, with applicants for early access from 70+ leading organizations.
•Set performance records across all eight AI training benchmarks for commercially available systems in the latest MLPerf results, delivering up to 3.5x more performance than last year’s scores.
•Announced there are now more than 55 NVIDIA-Certified Systems™ offered by the world’s leading server makers supporting NVIDIA AI Enterprise software, with many powered by NVIDIA BlueField®-2 DPUs and NVIDIA DOCA™.
•Supported Microsoft Azure’s general availability of NVIDIA A100 GPU VMs, their most powerful virtual machines for supercomputer-class AI and HPC workloads.
•Worked with Google Cloud to establish the first AI-on-5G Innovation Lab, helping to accelerate the creation of smart cities, smart factories and other 5G and AI applications.
•Powered Palo Alto Networks’ virtual next-generation firewall – the industry’s first running on DPUs – with NVIDIA BlueField-2, enabling up to 5x acceleration and maximizing data center security.
Professional Visualization
•Second-quarter revenue was a record $519 million, up 156 percent from a year earlier and up 40 percent from the previous quarter.
•Expanded NVIDIA Omniverse™, the world’s first 3D, real-time simulation and collaboration platform, through new integrations with Blender and Adobe, applications used by millions of users.
•Launched the NVIDIA RTX A2000, which brings RTX to the volume segment of the desktop workstation market and enables a range of new form factors from backs of displays to edge devices.
Automotive
•Second-quarter revenue was $152 million, up 37 percent from a year earlier and down 1 percent from the previous quarter.
•Announced that self-driving startup AutoX’s Gen5 robotaxi platform uses NVIDIA DRIVE® to achieve level 4 autonomy.
•Collaborated with autonomous trucking company Plus on plans to provide Amazon with at least 1,000 self-driving systems, which are powered by NVIDIA DRIVE.

•Announced that autonomous trucking platform startup Embark is using NVIDIA DRIVE to create systems for Freightliner, Navistar International, PACCAR and Volvo.
CFO Commentary
Commentary on the quarter by Colette Kress, NVIDIA’s executive vice president and chief financial officer, is available at https://investor.nvidia.com/.
Conference Call and Webcast Information
NVIDIA will conduct a conference call with analysts and investors to discuss its second quarter financial results and current financial prospects today at 2 p.m. Pacific time (5 p.m. Eastern time). A live webcast (listen-only mode) of the conference call will be accessible at NVIDIA’s investor relations website, https://investor.nvidia.com. The webcast will be recorded and available for replay until NVIDIA’s conference call to discuss its financial results for its third quarter of fiscal 2022.
Non-GAAP Measures
To supplement NVIDIA’s condensed consolidated financial statements presented in accordance with GAAP, the company uses non-GAAP measures of certain components of financial performance. These non-GAAP measures include non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating expenses, non-GAAP income from operations, non-GAAP other income (expense), net, non-GAAP net income, non-GAAP net income, or earnings, per diluted share, and free cash flow. For NVIDIA’s investors to be better able to compare its current results with those of previous periods, the company has shown a reconciliation of GAAP to non-GAAP financial measures. These reconciliations adjust the related GAAP financial measures to exclude stock-based compensation expense, acquisition-related and other costs, IP-related costs, gains and losses from non-affiliated investments, mark to market adjustments of our publicly traded equity securities, interest expense related to amortization of debt discount, the associated tax impact of these items where applicable, and domestication tax benefit. Free cash flow is calculated as GAAP net cash provided by operating activities less both purchases of property and equipment and intangible assets and principal payments on property and equipment and intangible assets. NVIDIA believes the presentation of its non-GAAP financial measures enhances the user’s overall understanding of the company’s historical financial performance. The presentation of the company’s non-GAAP financial measures is not meant to be considered in isolation or as a substitute for the company’s financial results prepared in accordance with GAAP, and the company’s non-GAAP measures may be different from non-GAAP measures used by other companies.
About NVIDIA
NVIDIA’s (NASDAQ: NVDA) invention of the GPU in 1999 sparked the growth of the PC gaming market and has redefined modern computer graphics, high performance computing and artificial intelligence. The company’s pioneering work in accelerated computing and AI is reshaping trillion-dollar industries, such as transportation, healthcare and manufacturing, and fueling the growth of many others. More information at https://nvidianews.nvidia.com/.
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For further information, contact:

Simona Jankowski	Robert Sherbin
Investor Relations	Corporate Communications
NVIDIA Corporation	NVIDIA Corporation
sjankowski@nvidia.com	rsherbin@nvidia.com

Certain statements in this press release including, but not limited to, statements as to: NVIDIA’s pioneering work in accelerated computing and its impacts; NVIDIA’s platform enabling developers to create the most impactful technologies of our time; NVIDIA accelerating the world’s largest industries racing to benefit from the transformative power of AI; the benefits, performance and abilities of our products and technologies, including NVIDIA Base Command, Fleet Command, NVIDIA Omniverse, GeForce RTX 3080 Ti and 3070 Ti, NVIDIA Reflex, GeForce NOW, NVIDIA AI LaunchPad, TensorRT 8, NVIDIA A100 GPU VMs, NVIDIA BlueField-2, NVIDIA RTX A2000, and NVIDIA DRIVE; our ability to bring the power of AI to the world’s largest industries with our global network of system partners and new enterprise software and subscriptions; engineers, designers and autonomous machines connecting to Omniverse to create digital twins and industrial metaverses; NVIDIA’s next quarterly cash dividend; NVIDIA’s financial outlook for the third quarter of fiscal 2022; NVIDIA’s expected tax rates for the third quarter of fiscal 2022; and the impact of the first AI-on-5G Innovation Lab are forward-looking statements that are subject to risks and uncertainties that could cause results to be materially different than expectations. Important factors that could cause actual results to differ materially include: global economic conditions; our reliance on third parties to manufacture, assemble, package and test our products; the impact of technological development and competition; development of new products and technologies or enhancements to our existing product and technologies; market acceptance of our products or our partners’ products; design, manufacturing or software defects; changes in consumer preferences or demands; changes in industry standards and interfaces; unexpected loss of performance of our products or technologies when integrated into systems; as well as other factors detailed from time to time in the most recent reports NVIDIA files with the Securities and Exchange Commission, or SEC, including, but not limited to, its annual report on Form 10-K and quarterly reports on Form 10-Q. Copies of reports filed with the SEC are posted on the company’s website and are available from NVIDIA without charge. These forward-looking statements are not guarantees of future performance and speak only as of the date hereof, and, except as required by law, NVIDIA disclaims any obligation to update these forward-looking statements to reflect future events or circumstances.
© 2021 NVIDIA Corporation. All rights reserved. NVIDIA, the NVIDIA logo, GeForce, BlueField, Fleet Command, GeForce NOW, GeForce RTX, NVIDIA Base Command, NVIDIA DOCA, NVIDIA DRIVE, NVIDIA Omniverse, NVIDIA RTX, GeForce NOW, GeForce RTX and TensorRT are trademarks and/or registered trademarks of NVIDIA Corporation in the U.S. and/or other countries. Other company and product names may be trademarks of the respective companies with which they are associated. Features, pricing, availability, and specifications are subject to change without notice.

NVIDIA CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(In millions, except per share data)
(Unaudited)

	Three Months Ended		Six Months Ended
	August 1,	July 26,	August 1,	July 26,
	2021	2020	2021	2020

Revenue	$6,507	$3,866	$12,168	$6,946
Cost of revenue	2,292	1,591	4,324	2,667
Gross profit	4,215	2,275	7,844	4,279
Operating expenses
Research and development	1,245	997	2,398	1,732
Sales, general and administrative	526	627	1,046	920
Total operating expenses	1,771	1,624	3,444	2,652
Income from operations	2,444	651	4,400	1,627
Interest income	6	13	13	44
Interest expense	(60)	(54)	(113)	(78)
Other, net	4	(1)	138	(2)
Other income (expense), net	(50)	(42)	38	(36)
Income before income tax	2,394	609	4,438	1,591
Income tax expense (benefit)	20	(13)	153	52
Net income	$2,374	$622	$4,285	$1,539

Net income per share (A):
Basic	$0.95	$0.25	$1.72	$0.63
Diluted	$0.94	$0.25	$1.69	$0.62

Weighted average shares used in per share computation (A):
Basic	2,493	2,464	2,489	2,460
Diluted	2,532	2,504	2,529	2,496
(A) Reflects a four-for-one stock split on July 19, 2021.

NVIDIA CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(In millions)
(Unaudited)

	August 1,	January 31,
	2021	2021
ASSETS

Current assets:
Cash, cash equivalents and marketable securities	$19,654	$11,561
Accounts receivable, net	3,586	2,429
Inventories	2,114	1,826
Prepaid expenses and other current assets	452	239
Total current assets	25,806	16,055

Property and equipment, net	2,364	2,149
Operating lease assets	801	707
Goodwill	4,193	4,193
Intangible assets, net	2,478	2,737
Deferred income tax assets	958	806
Other assets	2,050	2,144
Total assets	$38,650	$28,791

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
Accounts payable	$1,474	$1,201
Accrued and other current liabilities	1,974	1,725
Short-term debt	1,000	999
Total current liabilities	4,448	3,925

Long-term debt	10,943	5,964
Long-term operating lease liabilities	716	634
Other long-term liabilities	1,396	1,375
Total liabilities	17,503	11,898

Shareholders' equity	21,147	16,893
Total liabilities and shareholders' equity	$38,650	$28,791

NVIDIA CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In millions)
(Unaudited)
	Three Months Ended		Six Months Ended
	August 1,	July 26,	August 1,	July 26,
	2021	2020	2021	2020
Cash flows from operating activities:
Net income	$2,374	$622	$4,285	$1,539
Adjustments to reconcile net income to net cash
provided by operating activities:
Stock-based compensation expense	465	374	894	598
Depreciation and amortization	286	404	567	511
Deferred income taxes	(185)	(80)	(161)	(64)
(Gains) losses on investments in non affiliates, net	1	2	(133)	5
Other	18	(10)	16	(10)
Changes in operating assets and liabilities, net of acquisitions:
Accounts receivable	(563)	44	(1,157)	(205)
Inventories	(123)	54	(282)	(97)
Prepaid expenses and other assets	16	42	18	34
Accounts payable	209	(8)	279	63
Accrued and other current liabilities	133	112	132	81
Other long-term liabilities	51	10	98	21
Net cash provided by operating activities	2,682	1,566	4,556	2,476
Cash flows from investing activities:
Proceeds from maturities of marketable securities	2,096	1,032	5,236	1,032
Proceeds from sales of marketable securities	347	258	705	259
Purchases of marketable securities	(4,798)	(7,425)	(9,268)	(8,286)
Purchases related to property and equipment and intangible assets	(183)	(217)	(481)	(372)
Investments and other, net	5	—	3	(7)
Acquisitions, net of cash acquired	—	(7,137)	—	(7,171)
Net cash used in investing activities	(2,533)	(13,489)	(3,805)	(14,545)
Cash flows from financing activities:
Issuance of debt, net of issuance costs	4,985	(8)	4,985	4,971
Proceeds related to employee stock plans	2	6	128	94
Payments related to tax on restricted stock units	(365)	(196)	(843)	(418)
Dividends paid	(100)	(99)	(198)	(197)
Principal payments on property and equipment	(21)	—	(40)	—
Other	—	—	(2)	(3)
Net cash provided by (used in) financing activities	4,501	(297)	4,030	4,447
Change in cash and cash equivalents	4,650	(12,220)	4,781	(7,622)
Cash and cash equivalents at beginning of period	978	15,494	847	10,896
Cash and cash equivalents at end of period	$5,628	$3,274	$5,628	$3,274

NVIDIA CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(In millions, except per share data)
(Unaudited)

	Three Months Ended			Six Months Ended
	August 1,	May 2,	July 26,	August 1,	July 26,
	2021	2021	2020	2021	2020

GAAP gross profit	$4,215	$3,629	$2,275	$7,844	$4,279
GAAP gross margin	64.8%	64.1%	58.8%	64.5%	61.6%
Acquisition-related and other costs (A)	86	87	245	173	246
Stock-based compensation expense (B)	32	25	14	57	35
IP-related costs	4	5	17	9	17
Non-GAAP gross profit	$4,337	$3,746	$2,551	$8,083	$4,577
Non-GAAP gross margin	66.7%	66.2%	66.0%	66.4%	65.9%

GAAP operating expenses	$1,771	$1,673	$1,624	$3,444	$2,652
Stock-based compensation expense (B)	(433)	(404)	(360)	(837)	(563)
Acquisition-related and other costs (A)	(72)	(80)	(229)	(152)	(233)
Non-GAAP operating expenses	$1,266	$1,189	$1,035	$2,455	$1,856

GAAP income from operations	$2,444	$1,956	$651	$4,400	$1,627
Total impact of non-GAAP adjustments to income from operations	627	601	865	1,228	1,094
Non-GAAP income from operations	$3,071	$2,557	$1,516	$5,628	$2,721

GAAP other income (expense), net	$(50)	$88	$(42)	$38	$(36)
(Gains) losses from non-affiliated investments	—	(134)	2	(133)	5
Interest expense related to amortization of debt discount	1	1	1	2	1
Non-GAAP other income (expense), net	$(49)	$(45)	$(39)	$(93)	$(30)

GAAP net income	$2,374	$1,912	$622	$4,285	$1,539
Total pre-tax impact of non-GAAP adjustments	628	468	868	1,097	1,100
Income tax impact of non-GAAP adjustments (C)	(127)	(67)	(124)	(194)	(153)
Domestication tax benefit	(252)	—	—	(252)	—
Non-GAAP net income	$2,623	$2,313	$1,366	$4,936	$2,486

	Three Months Ended			Six Months Ended
	August 1,	May 2,	July 26,	August 1,	July 26,
	2021	2021	2020	2021	2020
Diluted net income per share (D)
GAAP	$0.94	$0.76	$0.25	$1.69	$0.62
Non-GAAP	$1.04	$0.91	$0.55	$1.95	$1.00

Weighted average shares used in diluted net income per share computation (D)	2,532	2,528	2,504	2,529	2,496

GAAP net cash provided by operating activities	$2,682	$1,874	$1,566	$4,556	$2,476
Purchases related to property and equipment and intangible assets	(183)	(298)	(217)	(481)	(372)
Principal payments on property and equipment	(21)	(19)	—	(40)	—
Free cash flow	$2,478	$1,557	$1,349	$4,035	$2,104

(A) Acquisition-related and other costs primarily include amortization of intangible assets, inventory step-up, transaction costs, and certain compensation charges presented as follows:
	Three Months Ended			Six Months Ended
	August 1,	May 2,	July 26,	August 1,	July 26,
	2021	2021	2020	2021	2020
Cost of revenue	$86	$87	$245	$173	$246
Research and development	$1	$1	$3	$4	$5
Sales, general and administrative	$71	$79	$226	$148	$228

(B) Stock-based compensation consists of the following:
	Three Months Ended			Six Months Ended
	August 1,	May 2,	July 26,	August 1,	July 26,
	2021	2021	2020	2021	2020
Cost of revenue	$32	$25	$14	$57	$35
Research and development	$297	$276	$228	$573	$362
Sales, general and administrative	$136	$128	$132	$264	$201

(C) Income tax impact of non-GAAP adjustments, including the recognition of excess tax benefits or deficiencies related to stock-based compensation under GAAP accounting standard (ASU 2016-09).

(D) Reflects a four-for-one stock split on July 19, 2021.

NVIDIA CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP OUTLOOK

Q3 FY2022 Outlook
($ in millions)
GAAP gross margin	65.2%
Impact of stock-based compensation expense, acquisition-related costs, and other costs	1.8%
Non-GAAP gross margin	67.0%

GAAP operating expenses	$1,960
Stock-based compensation expense, acquisition-related costs, and other costs	(590)
Non-GAAP operating expenses	$1,370